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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-3


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Section 7.3 Indenture                                                                     Distribution Date:             06/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                0.00
             Class B Principal Payment                                                0.00
             Class C Principal Payment                                                0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                0.00
             Class B Principal Payment                                                0.00
             Class C Principal Payment                                                0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                              1,166,742.50
               Class B Note Interest Requirement                                116,513.54
               Class C Note Interest Requirement                                225,221.25
                       Total                                                  1,508,477.29

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                   0.97472
               Class B Note Interest Requirement                                   1.16806
               Class C Note Interest Requirement                                   1.75611

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                1,197,000,000
               Class B Note Principal Balance                                   99,750,000
               Class C Note Principal Balance                                  128,250,000

(iv)    Amount on deposit in Owner Trust Spread Account                      14,250,000.00

(v)     Required Owner Trust Spread Account Amount                           14,250,000.00
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                                                 By:
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                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President